Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2014

On June 10, 2014, the Company announced a realignment of its management team that gave rise to a realignment of two of its three business segments, effective July 1, 2014. The Company’s International Insurance group, which had previously been included in the Financial, Professional & International Insurance segment, will be combined with the Company’s previous Business Insurance segment to create a new Business & International Insurance segment. The Bond & Financial Products group, which was the remaining business in the Financial, Professional & International Insurance segment, will now comprise the new Bond & Financial Products segment. The Personal Insurance segment will not be impacted by these changes. The changes were designed to reflect the realignment of the Company’s management team and the manner in which the Company’s businesses are managed effective July 1, 2014, and represent an aggregation of products and services based on type of customer, how the business is marketed and the manner in which risks are underwritten. The newly aligned segments will be presented in the Company’s financial statements beginning with the period ending September 30, 2014 and the prior periods presented will be restated to conform to the new presentation. The following discussion of segment results in this financial supplement is based on the Company’s reportable business segment structure as it existed on June 30, 2014.

On November 1, 2013, the Company acquired all of the issued and outstanding shares of The Dominion of Canada General Insurance Company (Dominion) for an aggregate purchase price of approximately $1.035 billion.  The results of operations of the acquired business are reported in the Company’s Financial, Professional & International Insurance segment from the closing date.

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735
Net income per share:
Basic	$2.36	$2.44	$2.33	$2.73	$2.98	$1.98	$4.80	$4.97
Diluted	$2.33	$2.41	$2.30	$2.70	$2.95	$1.95	$4.75	$4.91

Operating income	$887	$816	$883	$981	$1,052	$673	$1,703	$1,725
Operating income per share:
Basic	$2.33	$2.15	$2.38	$2.71	$2.98	$1.95	$4.49	$4.94
Diluted	$2.31	$2.13	$2.35	$2.68	$2.95	$1.93	$4.44	$4.89

Return on equity	14.1%	14.6%	13.9%	15.9%	16.8%	10.7%	14.4%	13.7%
Operating return on equity	15.8%	14.2%	15.2%	16.8%	17.8%	11.4%	15.0%	14.6%

Total assets, at period end	$103,897	$101,900	$102,685	$103,812	$104,134	$104,811	$101,900	$104,811
Total equity, at period end	$25,596	$24,890	$24,811	$24,796	$25,387	$25,532	$24,890	$25,532

Book value per share, at period end	$68.00	$66.65	$68.15	$70.15	$73.06	$75.32	$66.65	$75.32
Less: Net unrealized investment gains, net of tax	7.61	4.53	4.28	3.74	4.81	5.94	4.53	5.94
Adjusted book value per share, at period end	$60.39	$62.12	$63.87	$66.41	$68.25	$69.38	$62.12	$69.38

Weighted average number of common shares outstanding (basic)	377.7	375.9	368.9	359.1	350.9	343.0	376.8	346.9
Weighted average number of common shares outstanding and common stock equivalents (diluted)	381.9	379.9	372.9	363.4	354.6	346.7	380.8	350.5
Common shares outstanding at period end	376.4	373.5	364.1	353.5	347.5	339.0	373.5	339.0

Common stock dividends declared	$176	$191	$185	$182	$177	$190	$367	$367

Common stock repurchased:
Under Board of Directors authorization
Shares	3.7	3.6	9.7	11.4	7.8	9.5	7.3	17.3
Cost	$300	$300	$800	$1,000	$650	$875	$600	$1,525
Other
Shares	0.7	—	0.1	—	0.7	—	0.7	0.7
Cost	$58	$1	$1	$1	$55	$1	$59	$56

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Net income
Operating income	$887	$816	$883	$981	$1,052	$673	$1,703	$1,725
Net realized investment gains (losses), after-tax	9	109	(19)	7	—	10	118	10
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735

Basic earnings per share
Operating income	$2.33	$2.15	$2.38	$2.71	$2.98	$1.95	$4.49	$4.94
Net realized investment gains (losses), after-tax	0.03	0.29	(0.05)	0.02	—	0.03	0.31	0.03
Net income	$2.36	$2.44	$2.33	$2.73	$2.98	$1.98	$4.80	$4.97

Diluted earnings per share
Operating income	$2.31	$2.13	$2.35	$2.68	$2.95	$1.93	$4.44	$4.89
Net realized investment gains (losses), after-tax	0.02	0.28	(0.05)	0.02	—	0.02	0.31	0.02
Net income	$2.33	$2.41	$2.30	$2.70	$2.95	$1.95	$4.75	$4.91

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Basic and Diluted
Net income, as reported	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735
Participating share-based awards - allocated income	(6)	(7)	(6)	(8)	(7)	(5)	(14)	(12)
Net income available to common shareholders - basic and diluted	$890	$918	$858	$980	$1,045	$678	$1,807	$1,723

Common Shares
Basic
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9	343.0	376.8	346.9

Diluted
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9	343.0	376.8	346.9
Weighted average effects of dilutive securities - stock options and performance shares	4.2	4.0	4.0	4.3	3.7	3.7	4.0	3.6
Diluted weighted average shares outstanding	381.9	379.9	372.9	363.4	354.6	346.7	380.8	350.5

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$11,120	$11,751
Net investment income	670	687	657	702	736	695	1,357	1,431
Fee income	97	82	107	109	107	112	179	219
Net realized investment gains (losses)	10	167	(22)	11	1	16	177	17
Other revenues	34	135	44	64	41	34	169	75
Total revenues	6,328	6,674	6,452	6,737	6,708	6,785	13,002	13,493

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315	3,826	6,683	7,141
Amortization of deferred acquisition costs	948	950	953	970	950	965	1,898	1,915
General and administrative expenses	915	931	934	977	881	1,001	1,846	1,882
Interest expense	92	86	91	92	92	92	178	184
Total claims and expenses	5,108	5,497	5,275	5,366	5,238	5,884	10,605	11,122

Income before income taxes	1,220	1,177	1,177	1,371	1,470	901	2,397	2,371
Income tax expense	324	252	313	383	418	218	576	636
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$—	$(1)	$—	$(9)	$(7)	$(1)	$(1)	$(8)
OTTI losses recognized in net realized investment gains (losses)	$(5)	$(2)	$(3)	$(5)	$(9)	$(1)	$(7)	$(10)
OTTI gains (losses) recognized in other comprehensive income	$5	$1	$3	$(4)	$2	$—	$6	$2

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	19.4%	20.7%
Net investment income (after-tax)	$542	$551	$531	$562	$582	$553	$1,093	$1,135

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149	$436	$439	$585
After-tax	$65	$221	$64	$37	$97	$284	$286	$381

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294	$183	$423	$477
After-tax	$154	$125	$107	$166	$190	$122	$279	$312

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Underwriting gain	$385	$235	$387	$435	$507	$162	$620	$669
Net investment income	542	551	531	562	582	553	1,093	1,135
Other, including interest expense	(40)	30	(35)	(16)	(37)	(42)	(10)	(79)
Operating income	887	816	883	981	1,052	673	1,703	1,725
Net realized investment gains (losses)	9	109	(19)	7	—	10	118	10
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.2%	62.3%	57.3%	56.0%	56.0%	63.6%	59.3%	59.9%
Underwriting expense ratio	32.3%	32.0%	31.6%	31.7%	29.7%	31.5%	32.1%	30.6%
Combined ratio	88.5%	94.3%	88.9%	87.7%	85.7%	95.1%	91.4%	90.5%
Combined ratio excluding incremental impact of direct to consumer initiative	87.8%	93.8%	88.4%	87.1%	85.3%	94.6%	90.8%	90.0%

Impact of catastrophes on combined ratio	1.8%	6.1%	1.7%	0.9%	2.6%	7.3%	3.9%	5.0%
Impact of prior year reserve development on combined ratio	-4.1%	-3.5%	-2.8%	-4.4%	-5.1%	-3.1%	-3.8%	-4.1%

(1) Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Billing and policy fees and other	$24	$25	$25	$28	$30	$25	$49	$55
Fee income:
Loss and loss adjustment expenses	$42	$27	$44	$46	$43	$46	$69	$89
Underwriting expenses	55	55	63	63	64	66	110	130
Total fee income	$97	$82	$107	$109	$107	$112	$179	$219

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$11,120	$11,751
Net investment income	670	687	657	702	736	695	1,357	1,431
Fee income	97	82	107	109	107	112	179	219
Other revenues	34	135	44	64	41	34	169	75
Total revenues	6,318	6,507	6,474	6,726	6,707	6,769	12,825	13,476

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315	3,826	6,683	7,141
Amortization of deferred acquisition costs	948	950	953	970	950	965	1,898	1,915
General and administrative expenses	915	931	934	977	881	1,001	1,846	1,882
Interest expense	92	86	91	92	92	92	178	184
Total claims and expenses	5,108	5,497	5,275	5,366	5,238	5,884	10,605	11,122

Operating income before income taxes	1,210	1,010	1,199	1,360	1,469	885	2,220	2,354
Income tax expense	323	194	316	379	417	212	517	629
Operating income	$887	$816	$883	$981	$1,052	$673	$1,703	$1,725

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	19.4%	20.7%
Net investment income (after-tax)	$542	$551	$531	$562	$582	$553	$1,093	$1,135

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149	$436	$439	$585
After-tax	$65	$221	$64	$37	$97	$284	$286	$381

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294	$183	$423	$477
After-tax	$154	$125	$107	$166	$190	$122	$279	$312

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Statutory underwriting
Gross written premiums	$6,188	$6,247	$6,310	$5,912	$6,401	$6,525	$12,435	$12,926
Net written premiums	$5,597	$5,824	$5,713	$5,633	$5,873	$6,168	$11,421	$12,041

Net earned premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,934	$11,120	$11,757
Losses and loss adjustment expenses	3,070	3,490	3,250	3,282	3,267	3,766	6,560	7,033
Underwriting expenses	1,799	1,808	1,799	1,794	1,783	1,918	3,607	3,701
Statutory underwriting gain	648	305	617	775	773	250	953	1,023
Policyholder dividends	10	13	7	5	11	7	23	18
Statutory underwriting gain after policyholder dividends	$638	$292	$610	$770	$762	$243	$930	$1,005

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,215	$40,145	$40,037	$41,568	$41,383	$41,715	$40,145	$41,715
Increase (decrease) in reserves	$(441)	$(70)	$(108)	$1,531	$(185)	$332	$(511)	$147
Statutory basis surplus	$20,692	$20,672	$21,509	$21,123	$21,440	$21,036	$20,672	$21,036
Net written premiums/surplus (1)	1.09:1	1.09:1	1.05:1	1.08:1	1.07:1	1.11:1	1.09:1	1.11:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Written premiums
Gross	$6,188	$6,247	$6,310	$5,912	$6,401	$6,519	$12,435	$12,920
Ceded	(591)	(423)	(597)	(279)	(528)	(357)	(1,014)	(885)
Net	$5,597	$5,824	$5,713	$5,633	$5,873	$6,162	$11,421	$12,035

Earned premiums
Gross	$5,985	$6,091	$6,163	$6,369	$6,295	$6,378	$12,076	$12,673
Ceded	(468)	(488)	(497)	(518)	(472)	(450)	(956)	(922)
Net	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$11,120	$11,751

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Revenues
Premiums	$2,942	$3,018	$3,046	$3,078	$3,016	$3,067	$5,960	$6,083
Net investment income	487	502	479	507	530	496	989	1,026
Fee income	97	82	106	108	107	111	179	218
Other revenues	13	114	8	23	8	8	127	16
Total revenues	3,539	3,716	3,639	3,716	3,661	3,682	7,255	7,343

Claims and expenses
Claims and claim adjustment expenses	1,749	2,008	1,965	1,854	1,853	2,142	3,757	3,995
Amortization of deferred acquisition costs	475	481	479	478	471	479	956	950
General and administrative expenses	517	511	503	521	438	535	1,028	973
Total claims and expenses	2,741	3,000	2,947	2,853	2,762	3,156	5,741	5,918

Operating income before income taxes	798	716	692	863	899	526	1,514	1,425
Income tax expense	208	137	166	229	246	117	345	363
Operating income	$590	$579	$526	$634	$653	$409	$1,169	$1,062

Other statistics
Effective tax rate on net investment income	19.2%	19.8%	19.2%	20.1%	21.1%	20.6%	19.5%	20.9%
Net investment income (after-tax)	$394	$402	$387	$406	$418	$394	$796	$812

Catastrophes, net of reinsurance:
Pre-tax	$35	$148	$61	$41	$80	$236	$183	$316
After-tax	$23	$96	$40	$27	$52	$154	$119	$206

Prior year reserve development - favorable (unfavorable)
Pre-tax	$113	$55	$36	$121	$93	$25	$168	$118
After-tax	$75	$36	$24	$78	$60	$16	$111	$76

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Underwriting gain	$188	$102	$134	$212	$230	$10	$290	$240
Net investment income	394	402	387	406	418	394	796	812
Other	8	75	5	16	5	5	83	10
Operating income	$590	$579	$526	$634	$653	$409	$1,169	$1,062

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.7%	65.3%	63.0%	58.6%	59.8%	68.2%	61.6%	64.0%
Underwriting expense ratio	31.7%	30.9%	30.0%	30.3%	27.9%	30.8%	31.3%	29.4%
Combined ratio	89.4%	96.2%	93.0%	88.9%	87.7%	99.0%	92.9%	93.4%

Impact of catastrophes on combined ratio	1.2%	4.9%	2.0%	1.3%	2.7%	7.7%	3.1%	5.2%
Impact of prior year reserve development on combined ratio	-3.9%	-1.8%	-1.2%	-3.9%	-3.1%	-0.8%	-2.8%	-1.9%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Billing and policy fees and other	$4	$5	$4	$4	$4	$4	$9	$8
Fee income:
Loss and loss adjustment expenses	$42	$27	$43	$45	$43	$45	$69	$88
Underwriting expenses	55	55	63	63	64	66	110	130
Total fee income	$97	$82	$106	$108	$107	$111	$179	$218

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Statutory underwriting
Gross written premiums	$3,626	$3,344	$3,483	$3,124	$3,668	$3,385	$6,970	$7,053
Net written premiums	$3,260	$3,068	$3,032	$2,873	$3,304	$3,107	$6,328	$6,411

Net earned premiums	$2,942	$3,018	$3,046	$3,078	$3,016	$3,073	$5,960	$6,089
Losses and loss adjustment expenses	1,668	1,970	1,920	1,805	1,805	2,086	3,638	3,891
Underwriting expenses	969	933	913	888	876	936	1,902	1,812
Statutory underwriting gain	305	115	213	385	335	51	420	386
Policyholder dividends	8	11	5	4	8	5	19	13
Statutory underwriting gain after policyholder dividends	$297	$104	$208	$381	$327	$46	$401	$373

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Net written premiums by market
Select Accounts	$724	$709	$654	$637	$718	$705	$1,433	$1,423
Commercial Accounts	908	732	808	749	893	738	1,640	1,631
National Accounts	277	242	236	255	300	243	519	543
Industry-Focused Underwriting	699	653	673	620	732	678	1,352	1,410
Target Risk Underwriting	448	500	441	410	454	513	948	967
Specialized Distribution	204	232	220	202	207	224	436	431
Total	$3,260	$3,068	$3,032	$2,873	$3,304	$3,101	$6,328	$6,405

Net written premiums by product line
Commercial multi-peril	$828	$771	$755	$729	$821	$750	$1,599	$1,571
Workers’ compensation	1,056	860	885	841	1,076	904	1,916	1,980
Commercial automobile	484	476	488	449	490	456	960	946
Commercial property	427	484	424	413	440	505	911	945
General liability	458	469	458	438	469	477	927	946
Other	7	8	22	3	8	9	15	17
Total	$3,260	$3,068	$3,032	$2,873	$3,304	$3,101	$6,328	$6,405

National Accounts
Additions to claim volume under administration (1)	$701	$523	$523	$596	$727	$511	$1,224	$1,238
Written fees	$104	$88	$92	$81	$111	$87	$192	$198

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Revenues
Premiums	$735	$751	$785	$958	$1,045	$1,088	$1,486	$2,133
Net investment income	92	91	88	101	106	105	183	211
Fee income	—	—	1	1	—	1	—	1
Other revenues	5	5	5	7	8	8	10	16
Total revenues	832	847	879	1,067	1,159	1,202	1,679	2,361

Claims and expenses
Claims and claim adjustment expenses	302	332	331	439	483	423	634	906
Amortization of deferred acquisition costs	143	147	155	178	187	196	290	383
General and administrative expenses	162	172	169	202	213	220	334	433
Total claims and expenses	607	651	655	819	883	839	1,258	1,722

Operating income before income taxes	225	196	224	248	276	363	421	639
Income tax expense	62	42	64	77	81	109	104	190
Operating income	$163	$154	$160	$171	$195	$254	$317	$449

Other statistics
Effective tax rate on net investment income	18.6%	18.6%	18.2%	19.4%	19.8%	19.5%	18.6%	19.7%
Net investment income (after-tax)	$75	$74	$72	$81	$85	$85	$149	$170

Catastrophes, net of reinsurance:
Pre-tax	$—	$46	$—	$10	$4	$10	$46	$14
After-tax	$—	$30	$—	$9	$3	$7	$30	$10

Prior year reserve development - favorable (unfavorable)
Pre-tax	$58	$72	$74	$102	$69	$146	$130	$215
After-tax	$40	$47	$51	$66	$44	$98	$87	$142

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Underwriting gain	$85	$76	$85	$85	$105	$163	$161	$268
Net investment income	75	74	72	81	85	85	149	170
Other	3	4	3	5	5	6	7	11
Operating income	$163	$154	$160	$171	$195	$254	$317	$449

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	40.8%	43.9%	41.8%	45.7%	45.9%	38.7%	42.4%	42.2%
Underwriting expense ratio	41.5%	42.4%	41.4%	39.3%	37.9%	37.9%	41.9%	38.0%
Combined ratio	82.3%	86.3%	83.2%	85.0%	83.8%	76.6%	84.3%	80.2%

Impact of catastrophes on combined ratio	0.0%	6.1%	0.0%	1.0%	0.4%	0.9%	3.1%	0.7%
Impact of prior year reserve development on combined ratio	-7.8%	-9.7%	-9.3%	-10.7%	-6.6%	-13.5%	-8.8%	-10.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Billing and policy fees and other	$—	$—	$—	$3	$4	$3	$—	$7
Fee income:
Loss and loss adjustment expenses	$—	$—	$1	$1	$—	$1	$—	$1
Underwriting expenses	—	—	—	—	—	—	—	—
Total fee income	$—	$—	$1	$1	$—	$1	$—	$1

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Statutory underwriting
Gross written premiums	$799	$906	$799	$1,042	$1,084	$1,224	$1,705	$2,308
Net written premiums	$647	$849	$770	$1,043	$950	$1,168	$1,496	$2,118

Net earned premiums	$735	$751	$785	$958	$1,045	$1,088	$1,486	$2,133
Losses and loss adjustment expenses	300	330	329	439	482	419	630	901
Underwriting expenses	317	323	313	377	426	443	640	869
Statutory underwriting gain	118	98	143	142	137	226	216	363
Policyholder dividends	2	2	2	1	3	2	4	5
Statutory underwriting gain after policyholder dividends	$116	$96	$141	$141	$134	$224	$212	$358

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Net written premiums by market
Bond & Financial Products	$395	$531	$553	$551	$482	$540	$926	$1,022
International	252	318	217	492	468	628	570	1,096
Total	$647	$849	$770	$1,043	$950	$1,168	$1,496	$2,118

Net written premiums by product line
General liability	$168	$237	$249	$280	$223	$239	$405	$462
Fidelity & surety	178	253	255	232	211	257	431	468
International	252	318	217	492	468	628	570	1,096
Other	49	41	49	39	48	44	90	92
Total	$647	$849	$770	$1,043	$950	$1,168	$1,496	$2,118

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Revenues
Premiums	$1,840	$1,834	$1,835	$1,815	$1,762	$1,773	$3,674	$3,535
Net investment income	91	94	90	94	100	94	185	194
Other revenues	18	15	34	36	26	17	33	43
Total revenues	1,949	1,943	1,959	1,945	1,888	1,884	3,892	3,772

Claims and expenses
Claims and claim adjustment expenses	1,102	1,190	1,001	1,034	979	1,261	2,292	2,240
Amortization of deferred acquisition costs	330	322	319	314	292	290	652	582
General and administrative expenses	232	241	256	251	223	237	473	460
Total claims and expenses	1,664	1,753	1,576	1,599	1,494	1,788	3,417	3,282

Operating income before income taxes	285	190	383	346	394	96	475	490
Income tax expense	88	48	121	109	126	21	136	147
Operating income	$197	$142	$262	$237	$268	$75	$339	$343

Other statistics
Effective tax rate on net investment income	19.5%	20.1%	19.5%	20.3%	21.3%	20.7%	19.8%	21.0%
Net investment income (after-tax)	$73	$75	$72	$75	$79	$74	$148	$153

Catastrophes, net of reinsurance:
Pre-tax	$64	$146	$38	$2	$65	$190	$210	$255
After-tax	$42	$95	$24	$1	$42	$123	$137	$165

Prior year reserve development - favorable (unfavorable)
Pre-tax	$60	$65	$48	$36	$132	$12	$125	$144
After-tax	$39	$42	$32	$22	$86	$8	$81	$94

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Underwriting gain (loss)	$112	$57	$168	$138	$172	$(11)	$169	$161
Net investment income	73	75	72	75	79	74	148	153
Other	12	10	22	24	17	12	22	29
Operating income	$197	$142	$262	$237	$268	$75	$339	$343

Combined ratio (1)
Loss and loss adjustment expense ratio	59.9%	64.9%	54.5%	57.0%	55.6%	71.1%	62.4%	63.4%
Underwriting expense ratio	29.5%	29.6%	30.2%	29.9%	28.0%	28.7%	29.5%	28.3%
Combined ratio	89.4%	94.5%	84.7%	86.9%	83.6%	99.8%	91.9%	91.7%
Combined ratio excluding incremental impact of direct to consumer initiative	87.5%	92.9%	82.9%	85.1%	82.0%	98.3%	90.2%	90.1%

Impact of catastrophes on combined ratio	3.5%	8.0%	2.0%	0.1%	3.7%	10.7%	5.7%	7.2%
Impact of prior year reserve development on combined ratio	-3.3%	-3.5%	-2.6%	-2.0%	-7.5%	-0.7%	-3.4%	-4.1%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Billing and policy fees and other	$20	$20	$21	$21	$22	$18	$40	$40

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Statutory underwriting
Gross written premiums	$1,763	$1,997	$2,028	$1,746	$1,649	$1,916	$3,760	$3,565
Net written premiums	$1,690	$1,907	$1,911	$1,717	$1,619	$1,893	$3,597	$3,512

Net earned premiums	$1,840	$1,834	$1,835	$1,815	$1,762	$1,773	$3,674	$3,535
Losses and loss adjustment expenses	1,102	1,190	1,001	1,038	980	1,261	2,292	2,241
Underwriting expenses	513	552	573	529	481	539	1,065	1,020
Statutory underwriting gain	$225	$92	$261	$248	$301	$(27)	$317	$274

Policies in force (in thousands)
Automobile (1)	2,273	2,204	2,139	2,091	2,068	2,068	2,204	2,068
Homeowners and other	4,563	4,477	4,386	4,294	4,232	4,199	4,477	4,199

(1)  Policies in force have been adjusted to exclude assigned risk auto business for all periods presented.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Statutory underwriting

Gross written premiums	$835	$838	$834	$770	$795	$834	$1,673	$1,629
Net written premiums	$831	$834	$828	$765	$788	$831	$1,665	$1,619

Net earned premiums	$844	$837	$827	$812	$787	$792	$1,681	$1,579
Losses and loss adjustment expenses	594	599	591	636	533	588	1,193	1,121
Underwriting expenses	218	224	222	208	208	221	442	429
Statutory underwriting gain (loss)	$32	$14	$14	$(32)	$46	$(17)	$46	$29

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	70.4%	71.6%	71.5%	77.8%	67.7%	74.3%	71.0%	71.0%
Underwriting expense ratio	25.6%	26.2%	26.4%	26.2%	25.6%	26.5%	25.9%	26.1%
Combined ratio	96.0%	97.8%	97.9%	104.0%	93.3%	100.8%	96.9%	97.1%

Impact of catastrophes on combined ratio	1.0%	1.4%	0.3%	0.0%	0.0%	4.6%	1.2%	2.3%
Impact of prior year reserve development on combined ratio	0.6%	0.0%	0.0%	1.8%	0.0%	0.0%	0.3%	0.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$8	$12	$2	$—	$—	$36	$20	$36
After-tax	$6	$7	$1	$—	$—	$23	$13	$23

Prior year reserve development - favorable (unfavorable)
Pre-tax	$(6)	$—	$—	$(14)	$—	$—	$(6)	$—
After-tax	$(4)	$—	$—	$(10)	$—	$—	$(4)	$—

Policies in force (in thousands) (3)	2,191	2,123	2,058	2,010	1,985	1,981
Change from prior year quarter	-10.9%	-11.9%	-12.0%	-11.2%	-9.4%	-6.7%
Change from prior quarter	-3.3%	-3.1%	-3.1%	-2.3%	-1.3%	-0.2%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Billing and policy fees and other	$10	$9	$9	$9	$9	$8	$19	$17

(3)  Policies in force have been adjusted to exclude assigned risk auto business for all periods presented.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Statutory underwriting

Gross written premiums	$889	$1,119	$1,150	$936	$811	$1,036	$2,008	$1,847
Net written premiums	$820	$1,033	$1,039	$913	$788	$1,016	$1,853	$1,804

Net earned premiums	$957	$958	$969	$963	$935	$938	$1,915	$1,873
Losses and loss adjustment expenses	480	561	382	371	419	639	1,041	1,058
Underwriting expenses	255	293	313	286	240	283	548	523
Statutory underwriting gain	$222	$104	$274	$306	$276	$16	$326	$292

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	50.2%	58.6%	39.4%	38.5%	44.8%	68.1%	54.3%	56.5%
Underwriting expense ratio	29.8%	30.1%	30.8%	30.7%	27.6%	28.0%	30.0%	27.8%
Combined ratio	80.0%	88.7%	70.2%	69.2%	72.4%	96.1%	84.3%	84.3%

Impact of catastrophes on combined ratio	5.6%	13.9%	3.6%	0.0%	6.8%	15.9%	9.8%	11.4%
Impact of prior year reserve development on combined ratio	-6.7%	-6.7%	-5.0%	-5.1%	-14.1%	-1.3%	-6.8%	-7.7%

Catastrophe losses, net of reinsurance:
Pre-tax	$54	$133	$35	$1	$64	$150	$187	$214
After-tax	$35	$87	$22	$1	$41	$98	$122	$139

Prior year reserve development - favorable (unfavorable)
Pre-tax	$65	$65	$48	$50	$132	$12	$130	$144
After-tax	$42	$42	$32	$32	$86	$8	$84	$94

Policies in force (in thousands)	4,484	4,396	4,303	4,209	4,146	4,110
Change from prior year quarter	-8.5%	-9.0%	-8.8%	-8.4%	-7.5%	-6.5%
Change from prior quarter	-2.4%	-2.0%	-2.1%	-2.2%	-1.5%	-0.9%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Billing and policy fees and other	$9	$10	$12	$12	$13	$9	$19	$22

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Net written premiums
Automobile	$29	$27	$30	$26	$31	$31	$56	$62
Homeowners and other	10	13	14	13	12	15	23	27
Total net written premiums	$39	$40	$44	$39	$43	$46	$79	$89

Revenues
Premiums	$39	$39	$39	$40	$40	$43	$78	$83
Other revenues	—	—	1	—	—	—	—	—
Total revenues	39	39	40	40	40	43	78	83

Claims and expenses
Claims and claim adjustment expenses	28	30	28	31	28	33	58	61
Amortization of deferred acquisition costs	1	1	1	1	1	1	2	2
General and administrative expenses	40	34	37	36	33	35	74	68
Total claims and expenses	69	65	66	68	62	69	134	131

Operating loss before income taxes	(30)	(26)	(26)	(28)	(22)	(26)	(56)	(48)
Income taxes	(11)	(9)	(9)	(10)	(8)	(9)	(20)	(17)
Operating loss	$(19)	$(17)	$(17)	$(18)	$(14)	$(17)	$(36)	$(31)

Other statistics
Policies in force (in thousands)
Automobile	82	81	81	81	83	87
Homeowners and other	79	81	83	85	86	89

Catastrophes, net of reinsurance:
Pre-tax	$2	$1	$1	$1	$1	$4	$3	$5
After-tax	$1	$1	$1	$—	$1	$2	$2	$3

Prior year reserve development - favorable (unfavorable)
Pre-tax	$1	$—	$—	$—	$—	$—	$1	$—
After-tax	$1	$—	$—	$—	$—	$—	$1	$—

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Revenues
Other revenues	$(2)	$1	$(3)	$(2)	$(1)	$1	$(1)	$—

Claims and expenses
Interest expense	92	86	91	92	92	92	178	184
General and administrative expenses	4	7	6	3	7	9	11	16
Total claims and expenses	96	93	97	95	99	101	189	200

Operating loss before income tax benefit	(98)	(92)	(100)	(97)	(100)	(100)	(190)	(200)
Income taxes	(35)	(33)	(35)	(36)	(36)	(35)	(68)	(71)
Operating loss	$(63)	$(59)	$(65)	$(61)	$(64)	$(65)	$(122)	$(129)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	June 30,	December 31,
	2014	2013

Assets
Fixed maturities, available for sale, at fair value (amortized cost $61,841 and $62,196)	$64,583	$63,956
Equity securities, available for sale, at fair value (cost $648 and $686)	980	943
Real estate investments	954	938
Short-term securities	3,818	3,882
Other investments	3,606	3,441
Total investments	73,941	73,160

Cash	311	294
Investment income accrued	710	734
Premiums receivable	6,589	6,125
Reinsurance recoverables	9,508	9,713
Ceded unearned premiums	762	801
Deferred acquisition costs	1,879	1,804
Deferred taxes	—	303
Contractholder receivables	4,371	4,328
Goodwill	3,634	3,634
Other intangible assets	328	351
Other assets	2,778	2,565
Total assets	$104,811	$103,812

Liabilities
Claims and claim adjustment expense reserves	$50,856	$50,895
Unearned premium reserves	12,089	11,850
Contractholder payables	4,371	4,328
Payables for reinsurance premiums	397	298
Deferred taxes	239	—
Debt	6,347	6,346
Other liabilities	4,980	5,299
Total liabilities	79,279	79,016

Shareholders’ equity
Common stock (1,750.0 shares authorized; 339.0 and 353.5 shares issued and outstanding)	21,694	21,500
Retained earnings	25,662	24,291
Accumulated other comprehensive income	1,562	810
Treasury stock, at cost (419.5 and 401.5 shares)	(23,386)	(21,805)
Total shareholders’ equity	25,532	24,796
Total liabilities and shareholders’ equity	$104,811	$103,812

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	June 30,	Pre-tax Book	December 31,	Pre-tax Book
	2014	Yield (1)	2013	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$29,952	3.48%	$28,788	3.55%
Tax-exempt fixed maturities	34,631	3.80%	35,168	3.84%
Total fixed maturities	64,583	3.65%	63,956	3.71%

Non-redeemable preferred stocks	281	5.74%	333	5.70%
Common stocks	699		610
Total equity securities	980		943

Real estate investments	954		938

Short-term securities	3,818	0.16%	3,882	0.15%

Private equities	2,010		1,926
Hedge funds	404		390
Real estate partnerships	648		618
Other investments	544		507
Total other investments	3,606		3,441

Total investments	$73,941		$73,160

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,013		$1,322

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	June 30,	December 31,
	2014	2013
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,094	$2,315
Obligations of states and political subdivisions:
Pre-refunded	8,455	9,518
All other	26,570	26,044
Total	35,025	35,562
Debt securities issued by foreign governments	2,582	2,577
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,326	2,424
Corporates (including redeemable preferreds)	22,556	21,078
Total fixed maturities	$64,583	$63,956

Fixed Maturities
Quality Characteristics (1)

	June 30, 2014
	Amount	% of Total
Quality Ratings
Aaa	$27,088	41.9%
Aa	19,686	30.5
A	9,621	14.9
Baa	6,268	9.7
Total investment grade	62,663	97.0
Ba	1,031	1.6
B	452	0.7
Caa and lower	437	0.7
Total below investment grade	1,920	3.0
Total fixed maturities	$64,583	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.5

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Gross investment income
Fixed maturities	$586	$574	$571	$579	$580	$562	$1,160	$1,142
Short-term securities	2	2	3	4	2	2	4	4
Other	92	120	91	129	163	140	212	303
	680	696	665	712	745	704	1,376	1,449
Investment expenses	10	9	8	10	9	9	19	18
Net investment income, pre-tax	670	687	657	702	736	695	1,357	1,431
Income taxes	128	136	126	140	154	142	264	296
Net investment income, after-tax	$542	$551	$531	$562	$582	$553	$1,093	$1,135

Effective tax rate	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	19.4%	20.7%

Average invested assets (1)	$69,996	$69,701	$70,419	$72,165	$72,112	$71,880	$69,903	$72,010

Average yield pre-tax (1)	3.8%	3.9%	3.7%	3.9%	4.1%	3.9%	3.9%	4.0%
Average yield after-tax	3.1%	3.2%	3.0%	3.1%	3.2%	3.1%	3.1%	3.2%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Net realized investment gains (losses)
Fixed maturities	$11	$14	$5	$6	$6	$9	$25	$15
Equity securities	6	4	(1)	1	(4)	15	10	11
Other (1)	(7)	149	(26)	4	(1)	(8)	142	(9)
Realized investment gains (losses) before tax	10	167	(22)	11	1	16	177	17
Related taxes	1	58	(3)	4	1	6	59	7
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—	$10	$118	$10

Gross investment gains (1)	$108	$352	$12	$57	$59	$46	$460	$105
Gross investment losses before impairments (1)	(93)	(183)	(31)	(41)	(49)	(29)	(276)	(78)
Net investment gains before impairments	15	169	(19)	16	10	17	184	27
Other-than-temporary impairment losses	(5)	(2)	(3)	(5)	(9)	(1)	(7)	(10)
Net realized investment gains (losses) before tax	10	167	(22)	11	1	16	177	17
Related taxes	1	58	(3)	4	1	6	59	7
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—	$10	$118	$10

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2013	2013	2013	2013	2014	2014

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$4,121	$2,349	$2,142	$1,760	$2,276	$2,742
Equity securities & other	274	250	252	270	293	346
Unrealized investment gains before tax	4,395	2,599	2,394	2,030	2,569	3,088
Related taxes	1,531	907	835	708	895	1,075

Balance, end of period	$2,864	$1,692	$1,559	$1,322	$1,674	$2,013

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$56	$287	$—	$—	$4	$4	$343	$8
Gross investment Treasury future losses	$75	$153	$—	$—	$3	$5	$228	$8

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

		June 30,	December 31,
		2014	2013
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses		$4,576	$4,707
Allowance for uncollectible reinsurance		(239)	(239)
Net reinsurance recoverables (i)		4,337	4,468
Mandatory pools and associations (ii)		1,878	1,897
Structured settlements (iii)		3,293	3,348
Total reinsurance recoverables		$9,508	$9,713

(i) The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	June 30,
Reinsurer	Predominant Reinsurer	2014
Munich Re Group	A+ second highest of 16 ratings	$508
Swiss Re Group	A+ second highest of 16 ratings	485
NKSJ Holdings Inc Group	A+ second highest of 16 ratings	250
Berkshire Hathaway	A++ highest of 16 ratings	234
XL Capital Group	A third highest of 16 ratings	229

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at June 30, 2014, after deducting mandatory pools and associations and structured settlement balances, $3.4 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% of net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 11% related to recoverables from captive insurance companies and 4% were balances from other companies not rated by A.M. Best Company.  In addition, $1.2 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at June 30, 2014.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	June 30,
Group	Predominant Insurer	2014
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$949
Metlife	A+ second highest of 16 ratings	446
Genworth Financial Group	A third highest of 16 ratings	418
John Hancock Group	A+ second highest of 16 ratings	253
Symetra Financial Corporation	A third highest of 16 ratings	245

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$31,120	$30,929	$31,006	$31,029	$30,892	$30,910	$31,120	$30,892
Incurred	1,668	1,970	1,920	1,805	1,805	2,086	3,638	3,891
Paid	(1,860)	(1,892)	(1,901)	(1,941)	(1,786)	(1,858)	(3,752)	(3,644)
Foreign exchange and other	1	(1)	4	(1)	(1)	1	—	—
End of period	$30,929	$31,006	$31,029	$30,892	$30,910	$31,139	$31,006	$31,139

Financial, Professional & International Insurance
Beginning of period	$5,849	$5,757	$5,673	$5,714	$7,420	$7,336	$5,849	$7,420
Incurred	300	330	329	439	482	419	630	901
Paid	(316)	(399)	(361)	(504)	(488)	(565)	(715)	(1,053)
Acquired reserves, foreign exchange and other (1)	(76)	(15)	73	1,771	(78)	101	(91)	23
End of period	$5,757	$5,673	$5,714	$7,420	$7,336	$7,291	$5,673	$7,291

Personal Insurance
Beginning of period	$3,687	$3,529	$3,466	$3,294	$3,256	$3,137	$3,687	$3,256
Incurred	1,102	1,190	1,001	1,038	980	1,261	2,292	2,241
Paid	(1,260)	(1,253)	(1,173)	(1,076)	(1,099)	(1,113)	(2,513)	(2,212)
End of period	$3,529	$3,466	$3,294	$3,256	$3,137	$3,285	$3,466	$3,285

Total
Beginning of period	$40,656	$40,215	$40,145	$40,037	$41,568	$41,383	$40,656	$41,568
Incurred	3,070	3,490	3,250	3,282	3,267	3,766	6,560	7,033
Paid	(3,436)	(3,544)	(3,435)	(3,521)	(3,373)	(3,536)	(6,980)	(6,909)
Acquired reserves, foreign exchange and other (1)	(75)	(16)	77	1,770	(79)	102	(91)	23
End of period	$40,215	$40,145	$40,037	$41,568	$41,383	$41,715	$40,145	$41,715

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$190	$—	$—	$—	$—	$—
Environmental	—	65	—	—	—	87	65	87
All other	(113)	(120)	(226)	(121)	(93)	(112)	(233)	(205)
Total Business Insurance (2)	(113)	(55)	(36)	(121)	(93)	(25)	(168)	(118)

Financial, Professional & International Insurance
Asbestos	—	—	—	—	—	—	—	—
All other	(58)	(72)	(74)	(102)	(69)	(146)	(130)	(215)
Total Financial, Professional & International Insurance	(58)	(72)	(74)	(102)	(69)	(146)	(130)	(215)

Personal Insurance	(60)	(65)	(48)	(36)	(132)	(12)	(125)	(144)
Total	$(231)	$(192)	$(158)	$(259)	$(294)	$(183)	$(423)	$(477)

(1)  Includes Dominion acquired reserves in 4Q 2013.

(2)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Asbestos reserves
Beginning reserves:
Gross	$2,689	$2,626	$2,566	$2,686	$2,606	$2,547	$2,689	$2,606
Ceded	(311)	(292)	(288)	(263)	(256)	(242)	(311)	(256)
Net	2,378	2,334	2,278	2,423	2,350	2,305	2,378	2,350
Incurred losses and loss expenses:
Gross	—	—	190	—	—	—	—	—
Ceded	—	—	—	—	—	—	—	—
Paid loss and loss expenses:
Gross	62	60	71	80	59	65	122	124
Ceded	(19)	(4)	(25)	(7)	(14)	(10)	(23)	(24)
Foreign exchange and other:
Gross	(1)	—	1	—	—	—	(1)	—
Ceded	—	—	—	—	—	—	—	—
Ending reserves:
Gross	2,626	2,566	2,686	2,606	2,547	2,482	2,566	2,482
Ceded	(292)	(288)	(263)	(256)	(242)	(232)	(288)	(232)
Net	$2,334	$2,278	$2,423	$2,350	$2,305	$2,250	$2,278	$2,250

Environmental reserves
Beginning reserves:
Gross	$352	$340	$399	$371	$355	$331	$352	$355
Ceded	(5)	(4)	(11)	(12)	(11)	(11)	(5)	(11)
Net	347	336	388	359	344	320	347	344
Incurred losses and loss expenses:
Gross	—	72	—	—	—	94	72	94
Ceded	—	(7)	—	—	—	(7)	(7)	(7)
Paid loss and loss expenses:
Gross	12	13	28	34	24	29	25	53
Ceded	(1)	—	1	(3)	—	(4)	(1)	(4)
Acquired reserves, foreign exchange and other: (1)
Gross	—	—	—	18	—	—	—	—
Ceded	—	—	—	(2)	—	—	—	—
Ending reserves:
Gross	340	399	371	355	331	396	399	396
Ceded	(4)	(11)	(12)	(11)	(11)	(14)	(11)	(14)
Net	$336	$388	$359	$344	$320	$382	$388	$382

(1)  Includes Dominion acquired reserves in 4Q 2013.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	June 30,	December 31,
	2014	2013
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100

Long-term debt
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	6,261	6,261
Unamortized fair value adjustment	50	51
Unamortized debt issuance costs	(64)	(66)
	6,247	6,246
Total debt	6,347	6,346

Common equity (excluding net unrealized investment gains, net of tax)	23,519	23,474

Total capital (excluding net unrealized investment gains, net of tax)	$29,866	$29,820

Total debt to capital (excluding net unrealized investment gains, net of tax)	21.3%	21.3%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	June 30,	December 31,
	2014 (1)	2013

Statutory basis surplus	$21,036	$21,123

GAAP adjustments

Goodwill and intangible assets	3,793	3,816

Investments	3,536	2,541

Noninsurance companies	(4,218)	(4,453)

Deferred acquisition costs	1,879	1,804

Deferred federal income tax	(1,725)	(1,259)

Current federal income tax	(36)	(32)

Reinsurance recoverables	160	160

Furniture, equipment & software	673	708

Employee benefits	12	2

Agents balances	150	135

Other	272	251

Total GAAP adjustments	4,496	3,673

GAAP shareholders’ equity	$25,532	$24,796

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Cash flows from operating activities
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(167)	22	(11)	(1)	(16)	(177)	(17)
Depreciation and amortization	219	216	207	225	227	215	435	442
Deferred federal income tax expense	131	20	(19)	35	153	(22)	151	131
Amortization of deferred acquisition costs	948	950	953	970	950	965	1,898	1,915
Equity in income from other investments	(74)	(101)	(72)	(110)	(139)	(118)	(175)	(257)
Premiums receivable	(155)	(248)	161	296	(189)	(274)	(403)	(463)
Reinsurance recoverables	390	357	355	182	106	100	747	206
Deferred acquisition costs	(954)	(958)	(950)	(897)	(986)	(1,003)	(1,912)	(1,989)
Claims and claim adjustment expense reserves	(751)	(377)	(556)	(373)	(209)	149	(1,128)	(60)
Unearned premium reserves	187	158	138	(456)	94	141	345	235
Other	(297)	(53)	534	78	(355)	(195)	(350)	(550)
Net cash provided by operating activities	530	722	1,637	927	703	625	1,252	1,328

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,123	1,778	2,016	1,987	2,312	2,603	3,901	4,915
Proceeds from sales of investments:
Fixed maturities	234	338	588	475	406	379	572	785
Equity securities	36	14	7	29	36	59	50	95
Real estate investments	—	—	—	18	1	4	—	5
Other investments	174	207	164	217	167	171	381	338
Purchases of investments:
Fixed maturities	(2,339)	(2,149)	(2,004)	(2,975)	(2,715)	(2,734)	(4,488)	(5,449)
Equity securities	(13)	(27)	(10)	(7)	(18)	(22)	(40)	(40)
Real estate investments	(6)	(53)	(6)	(42)	(9)	(27)	(59)	(36)
Other investments	(95)	(114)	(103)	(134)	(113)	(113)	(209)	(226)
Net sales (purchases) of short-term securities	109	(28)	(1,974)	2,004	(160)	220	81	60
Securities transactions in course of settlement	180	(120)	220	(259)	240	(36)	60	204
Acquisition, net of cash acquired	—	—	—	(997)	(12)	—	—	(12)
Other	(100)	(57)	(97)	(119)	(60)	(92)	(157)	(152)
Net cash provided by (used in) investing activities	303	(211)	(1,199)	197	75	412	92	487

The Travelers Companies, Inc. Statement of Cash Flows (Continued) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2013	2013	2013	2013	2014	2014	2013	2014

Cash flows from financing activities
Payment of debt	(500)	—	—	—	—	—	(500)	—
Issuance of debt	—	—	494	—	—	—	—	—
Dividends paid to shareholders	(175)	(191)	(183)	(180)	(176)	(189)	(366)	(365)
Issuance of common stock - employee share options	98	41	19	48	57	65	139	122
Treasury stock acquired - share repurchase authorization	(300)	(300)	(800)	(1,000)	(650)	(875)	(600)	(1,525)
Treasury stock acquired - net employee share-based compensation	(58)	(1)	(1)	(1)	(54)	(1)	(59)	(55)
Excess tax benefits from share-based payment arrangements	21	8	14	8	13	11	29	24
Net cash used in financing activities	(914)	(443)	(457)	(1,125)	(810)	(989)	(1,357)	(1,799)

Effect of exchange rate changes on cash	(6)	(3)	6	—	(2)	3	(9)	1

Net increase (decrease) in cash	(87)	65	(13)	(1)	(34)	51	(22)	17
Cash at beginning of period	330	243	308	295	294	260	330	294
Cash at end of period	$243	$308	$295	$294	$260	$311	$308	$311

Income taxes paid	$27	$468	$229	$333	$93	$634	$495	$727
Interest paid	$35	$149	$22	$149	$34	$149	$184	$183

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2014 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory basis surplus represents the excess of an insurance company’s assets over its liabilities in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in Canada, the United Kingdom and the Republic of Ireland, and on an international basis through Lloyd’s.  The segment includes Bond & Financial Products as well as International.  The International group includes The Dominion of Canada General Insurance Company, which the Company acquired in November 2013 and which writes personal lines and small commercial insurance business in Canada.  In addition, the Company owns 49.5% of the common stock of J. Malucelli Participações em Seguros e Resseguros S.A., its joint venture in Brazil.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.